James Advantage Funds

James Mid Cap Fund

Supplement dated August 29, 2014 to the Summary Prospectus dated November 1, 2013

Important Notice Regarding Change in Investment Policy

Effective November 1, 2014, the first paragraph under the section “Principal Investment Strategies” appearing on pages 2 and 3 of the Summary Prospectus will be deleted and replaced in its entirety by the following:

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of mid capitalization companies. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. Mid capitalization companies are defined as those companies with market capitalizations at the time of purchase that fall within the range of the S&P Mid Cap 400® Index. As of July 31, 2014, the largest market capitalization of the companies included in the S&P Mid Cap 400® Index was $10.69 billion and the smallest market capitalization was $1.19 billion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1